UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2004


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429
                                                 _______

       Delaware                                                 11-3129361
______________________                                    ______________________
State of Incorporation                                        (IRS Employer
                                                          Identification Number)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                    (Page 1)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 9, 2004, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's third quarter 2004 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:



EXHIBIT 99.1 NEWS RELEASE OF DHB INDUSTRIES, INC. ISSUED NOVEMBER 9, 2004: DHB INDUSTRIES ANNOUNCES RECORD 3RD QUARTER REVENUES (FURNISHED SOLELY PURSUANT TO
ITEM 2.02 OF FORM 8-K).


                                    (Page 2)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DHB INDUSTRIES, INC.


                                                By:  /s/ DAWN M. SCHLEGEL
                                                     ___________________________
                                                         Dawn M. Schlegel
                                                         Chief Financial Officer


Dated:  November 9, 2004


                                    (Page 3)

                                  EXHIBIT INDEX

                                                                        Page No.

99.1      News Release of DHB  Industries,  Inc. issued                    5
          November 9, 2004:  DHB  Industries  Announces
          Record  3rd   Quarter   Revenues   (furnished
          solely pursuant to Item 2.02 of Form 8-K).


                                    (Page 4)